Madison Funds
Supplement dated August 1, 2019
This Supplement amends the Prospectus of the Madison Funds and the Summary Prospectus
for the Madison Small Cap Fund dated February 28, 2019, as amended May 22, 2019

Small Cap Fund
Reorganization Update
The Reorganization of the Broadview Opportunity Fund (the “Broadview Fund”), the sole series of Broadview Funds Trust, with and into the Madison Small Cap Fund (the “Small Cap Fund”), a series of the Madison Funds (the “Reorganization”), anticipated Effective Date of the Reorganization of July 27, 2019, has been changed to August 30, 2019, subject to a number of conditions, including approval by shareholders of the Broadview Fund.
Class B Shares Closing/Conversion to Class A Shares
On August 22, 2019, Class B shares of the Small Cap Fund will be automatically converted to Class A shares of the Small Cap Fund. The conversion from Class B to Class A shares is not a taxable event. In addition, if applicable, no contingent deferred sales charges will be assessed on this one-time conversion.
Class B shares have been closed to new accounts and new investments into existing accounts since February 1, 2017. The only purchase activity allowed into a B share fund is “by exchange” from Class B shares of another Madison Fund, or through dividend and/or capital gains reinvestments.
In light of the anticipated closing of Madison Small Fund Class B shares and conversion to Class A shares, effective August 2, 2019, no exchange purchases or dividend and/or capital gains reinvestments will be allowed into the Madison Small Cap Fund Class B.

Please keep this Supplement with your records.

MF-STATPRO SUP (0801)